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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2001



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               (Exact Name of registrant specified in its charter)


         United States                  333-60994                22-2382028
         -------------                  ---------                ----------
(State or other Jurisdiction of   (Commission File Number)    (I.R.S. employer
        Incorporation)                                       Identification No.)


                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000





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Item 5. Other Events

     On July 19, 2001, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

     On July 19, 2001, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and J. P. Morgan Securities Inc. was executed and entered into by the parties thereto.

     On July 25, 2001, the Sale and Servicing Agreement, dated as of July 1, 2001, between Chase Manhattan Auto Owner Trust 2001-A, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

     On July 25, 2001, the Indenture, dated as of July 1, 2001, between Chase Manhattan Auto Owner Trust 2001-A, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

     On July 25, 2001, the Amended and Restated Trust Agreement, dated as of July 1, 2001, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

     On July 25, 2001, the Administration Agreement, dated as of July 1, 2001, among Chase Manhattan Auto Owner Trust 2001-A, as Issuer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

    Exhibits
    --------
     1.1(D)   Note Underwriting Agreement, dated July 19, 2001.

     1.1(E)   Certificate Underwriting Agreement, dated July 19, 2001.

     4.1(C)   Sale and Servicing Agreement, dated July 1, 2001.

     4.3(F)   Amended and Restated Trust Agreement, dated July 1, 2001.

     4.5      Indenture, dated July 1, 2001.

     4.6      Administration Agreement, dated July 1, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                           (Registrant)


                                By:  /s/  Keith Schuck
                                   ----------------------------
                                   Name:  Keith Schuck
                                   Title: Controller


Date:  July 30, 2001


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                                INDEX TO EXHIBITS




Exhibit Number    Exhibit
--------------    -------
   1.1(D)         Note Underwriting Agreement, dated July 19, 2001.

   1.1(E)         Certificate Underwriting Agreement, dated July 19, 2001.

   4.1(C)         Sale and Servicing Agreement, dated July 1, 2001.

   4.3(F)         Amended and Restated Trust Agreement, dated July 1, 2001.

   4.5            Indenture, dated July 1, 2001.

   4.6            Administration Agreement, dated July 1, 2001.